Exhibit 32.1

CERTIFICATIONPURSUANT TO

 SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,

 AS ADOPTED PURSUANT TO

 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as principal executive officer and principal financial officer of Sirtris Pharmaceuticals, Inc. (the “Company”), do hereby certify that to their knowledge:

1)           the Company’s Form 10-Q for the fiscal quarter ended September 30, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)           the information contained in the Company’s Form 10-Q for the fiscal quarter ended September 30, 2007 fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Christoph Westphal
Christoph Westphal
President and Chief Executive Officer
(principal executive officer)

/s/ Garen Bohlin
Garen Bohlin
Chief Operating Officer
(principal financial officer)

Dated: November 14, 2007